                                  UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                  200.83 AND 230.406 *** INDICATES OMITTED
                                  MATERIAL THAT IS THE SUBJECT OF A
                                  CONFIDENTIAL TREATMENT REQUEST THAT IS
                                  FILED SEPARATELY WITH THE COMMISSION



                                  A G R E E M E N T


made and entered into as of April 30, 1993 by and between The Skydeck Corporation, 495 Old Spanish Trail, Suite B, Portola Valley, California 94028, USA (hereafter called "Skydeck")

and

Scan Coin AB, Reg No 556193-2673, Jagershillgatan 26, 213 75 Malmo, Sweden (hereafter called "Scan Coin").

1.  BACKGROUND

WHEREAS Skydeck is in the process of developing a coin deposit machine with dispensing discount coupons to customers in or in connection with retail establishments, which machine Skydeck intends to own and operate in such places, and

WHEREAS Scan Coin has developed a coin validation and counting unit which can be applied as part of Skydeck's aforementioned machine, and which unit Skydeck wishes to buy from Scan Coin.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows.

2.  DEFINITIONS

For the purpose of this Agreement


                                      *CONFIDENTIAL TREATMENT REQUESTED

2.1 "Product" shall mean a coin validation and counting unit currently in the form set out in ATTACHMENT 1, and parts thereof, as well as all improvements and developments thereof.

2.2 "Machine" shall mean the coin deposit machine (self service) with dispensing discount coupons to customers in or in connection with retail establishments. The Machine is developed by Skydeck.

2.3   "Territory" shall mean the United States of America, Canada and Mexico.

3.    GRANT, EXCLUSIVITY ETC.

3.1 Skydeck hereby engages Scan Coin on an exclusive basis and Scan Coin agrees to manufacture and supply the Product to Skydeck for use in the Machine in the Territory.

3.2 Skydeck undertakes during the term of this Agreement not to manufacture or from any other party than Scan Coin buy or use products similar to the Product for use in the Machine. Skydeck is only allowed to use the Product in the Machine and undertakes neither directly nor indirectly through another party to utilize the Product for other purposes.

3.3 Scan Coin undertakes, not to sell the Products to customers of whom Scan Coin knows that they intend to use the Product within the Territory in coin deposit machines (self service) with dispensing discount coupons to customers in or in connection with retail establishments, developed, owned or handled by other than Skydeck. This obligation does not restrict Scan Coin to sell the Product as a part

2.                                     *CONFIDENTIAL TREATMENT REQUESTED
      of Scan Coin's validation, counting and sorting machines included in Scan Coin's normal product range. However, Scan Coin undertakes in the Territory not to sell without Skydeck's approval, any Scan Coin sorting self service product together with the improvements and developments according to Clause 6.1, excluding the [***] which compete with the Machine. Such approval shall not be unreasonably withheld.

3.4 Skydeck has estimated to order and take deliveries of the following minimum quantities of units of the Product during the term of the Agreement.

       Year                  Units of the Product
       ----                  --------------------

       1993                  [***]
       1994                  [***]
       1995                  [***]
       1996                  [***]
       1997                  [***]
       1998                  [***]
                             -----
              Total          [***]

      Should actual orders and deliveries of units of the Product for one year exceed estimated minimum quantities such excess units of the Product shall be credited Skydeck against the following year's minimum quantity. Any delayed delivery from Scan Coin shall adjust the timing of the said minimum quantities accordingly.

      Should Skydeck not order and take deliveries according to above mentioned estimated minimum quantities of units of the Product, Skydeck's exclusivity granted in Clauses 3.1 and 3.3 is terminated without notice and Scan Coin is free to sell the Product to

3. *CONFIDENTIAL TREATMENT REQUESTED any other third party irrespectively of the customers' use of the Product.

      Skydeck is entitled to retain its exclusivity according to Clauses 3.1 and 3.3 by compensating Scan Coin for the loss of its net contribution as defined in Attachment 3, calculated on the difference in said estimated quantities and actual delivered quantity of the Product for the calendar year Such compensation to Scan Coin shall be paid by Skydeck on March 1 at the latest, following the year under which the minimum quantity has not been met.

4.    PRICE ETC

4.1 Scan Coin's price for deliveries of the Product during the full calendar year of 1993 is set out in ATTACHMENT 2.

4.2 For each subsequent calendar year after 1993 the parties shall meet in October, before the new calendar year, to agree on a new price effective from the following January 1st. The new price shall be based on Scan Coin's price model set out in ATTACHMENT 3, which price model Scan Coin has utilized in its calculation of the price set out in Attachment 2.

4.3 Notwithstanding the above, Scan Coin's price shall be subject to increase or decrease at any time during the course of a calendar year with immediate effect on orders not yet confirmed by Scan Coin, in the event it is established the costs related to any of the items included in the price model pursuant to Attachment 3, have changed, more than five (5) percent compared with the level of such costs in the price model at the time the prevailing price was established. Said minimum 5 percent change of costs shall also be reflected and included in the new price.

4.                                     *CONFIDENTIAL TREATMENT REQUESTED

      From the first delivered [***] units of the Product [***] shall be deducted from the calculated price for each unit as compensation for Skydeck's payment of improvement- and development work (cf Clause 6.2)

5.    DELIVERY AND PAYMENT

5.1 Unless otherwise agreed, deliveries of the Product shall be Ex works, Incoterms 1990, Scan Coin's premises in Malmo, pursuant to the delivery terms set out in ATTACHMENT 4.

5.2 Payment shall, if not otherwise agreed, be against Letter of Credit payable at sight.

6.    SPECIFICATION, IMPROVEMENT- AND DEVELOPMENT WORK ETC.

6.1 The technical specification of the Product and the improvement- and development work and the functional responsibility for soft- and hardware related to the Product are set out in ATTACHMENT 5.

6.2 The costs for the improvement- and development work, which shall be paid by Skydeck as expenses, are set forth in ATTACHMENT 6. The costs for the work according to Phase II and III (Design, prototype and testing phases) shall be paid by Skydeck with [***] at the signing of this Agreement and the remaining [***] by Skydeck simultaneously on delivery of the prototypes. The costs for the work according to Phase IV (Manufacturing phase) shall be paid by Skydeck with [***] immediately after the termination of Phase III and the remaining part by Skydeck simultaneously on delivery of the [***] units of the Product (0-serie).

      The improvement- and development costs for the serial production shall be paid by Skydeck and is estimated to a maximum of [***]. As soon as a

5. *CONFIDENTIAL TREATMENT REQUESTED more accurate estimation of the costs has been carried out the parties shall agree on Skydeck's terms of payment of the costs.

      Skydeck's expenses for the improvements- and development costs will be reimbursed Skydeck by deduction from the calculated price for units of the Product according to Clause 4.3 last paragraph.

7.    TIME SCHEDULE, 0-SERIE ETC

7.1 During the calendar year 1993 the Product will be developed and tested and [***] units of the Product (0-serie) will be ordered and delivered to Skydeck. The parties have estimated the work and time schedule according to ATTACHMENT 7. The parties shall with due diligence make their best efforts to keep this time schedule.

8.    FORECAST, PLACEMENT OF PURCHASE ORDERS ETC

8.1 Forecast, placement of purchase orders and delivery times for the serial production of the Products after deliveries of the first [***] units of the Product are set forth in ATTACHMENT 8.

      Initial start up phase for the serial production (included first order of such production) shall be subject for a separate agreement between the parties.

      After the initial phase and up to the delivery of the first [***] units of the Product (included the first order for serial production in the initial start up phase), the [***] forecast in Attachment 8 is replaced by a running [***] forecast submitted by Skydeck to Scan Coin [***] before each [***] of the [***], showing a forecast for that [***]. This forecast will be considered as a firm order [***].

6.                                     *CONFIDENTIAL TREATMENT REQUESTED

      Except as stated in this paragraph Attachment 8 applies on said deliveries of the first [***] units of the Product.

8.2 Scan Coin shall use its best efforts to provide Skydeck with any additional quantities of the Product in excess of Skydeck's estimated minimum quantities of units of the Product according to Clause 3.4.

8.3 Should Scan Coin encounter substantial difficulties in fulfilling confirmed orders to Skydeck, Scan Coin is willing to discuss the setting up of a joint production of the Product in the United States of America.

9.    INTELLECTUAL PROPERTY

9.1 Skydeck acknowledges that Scan Coin is the owner of all intellectual property related to the Product, including but not limited to all rights to patents, patent applications, know-how, designs, trade secrets etc.

9.2 Any patent or patent application resulting from the work with a new product (for example components that are compatible with the Product, which does not fall under the definition in Clause 2.1) developed and built by Scan Coin on request of Skydeck belongs to Skydeck under condition that the work has been finally paid for by Skydeck. Scan Coin, has the first option to negotiate a license under such patent or patent application. Skydeck is not entitled to grant a license to any third party on more favourable conditions than those offered to Scan Coin under the condition that Scan Coin within thirty (30) days after the offering of the license declares its interest to acquire the license. Skydeck has the corresponding right to, under the same conditions, negotiate a license for the

7.                                     *CONFIDENTIAL TREATMENT REQUESTED

      Territory under any new patent- or patent application that belongs to Scan Coin and relates to the Machine.

      Intellectual property related to a new product that is not owned by Skydeck according to the forthgoing paragraph belongs to Scan Coin.

10.   TOOLS ETC

10.1 Production equipment such as tools, special testing equipment etc required exclusively for the improvement and development of the Product according to Clause 6.2 shall be paid by the parties in equal shares and shall remain the property of Scan Coin. The costs for the production equipment is estimated to approximately [***]. All replacement tooling will be paid for by Scan Coin.

11    DOCUMENTATION

11.1 Scan Coin's technical documentation regarding the Product which is necessary for the operation and support of the Product and the market, shall be furnished by Scan Coin to Skydeck. The documentation includes a technical function description, maintenance description, physical interfacing description, software interface description, circuit diagram, mechanical/electrical assembly drawings and spare parts lists.

      Skydeck shall be free to furnish above mentioned documentation to its customers and service organization (cf Clause 16.1).

12    WARRANTY

12.1 Scan Coin represents and warrants that the Product is manufactured in accordance with the specification and requirements set forth in Attachment 1 or agreed upon between the parties separately in writing. Scan

8.                                     *CONFIDENTIAL TREATMENT REQUESTED

      Coin's liability in respect of any defective parts of the Product shall be limited to the sending of an equivalent part without delay to Skydeck. Skydeck is not entitled to a price reduction for any defective part and Scan Coin is not responsible for any damages incurred directly or indirectly in connection with the sale or use of the Product. Skydeck shall return all defective parts to Scan Coin for approval whether the defect is included under Scan Coin's warranty. The freight cost for the return of the defective part to Scan Coin and the sending of an equivalent part shall be carried by Scan Coin. Scan Coin shall make available any spare parts of all versions of the Product for ten
      (10) years from delivery of each unit of the Product at a price established pursuant to the price model in Attachment 3. Scan Coin will maintain a level of spare parts to be agreed upon between the parties annually.

      Any claim under the warranty against defects in material and workmanship shall be allowed only when it is submitted to Scan Coin in writing within thirty (30) days after the discovery of the defect and in any event within twelve (12) months after the delivery of the Product to Skydeck.

13.   PRODUCT LIABILITY

13.1 Scan Coin shall be liable for personal injury only if it is proved that such injury was caused by negligence on the part of Scan Coin or others for whom Scan Coin is responsible.

      Scan Coin shall not be liable for damage to property occurring whilst the Product is in the possession of Skydeck. Nor shall Scan Coin be liable for damage to products manufactured by Skydeck, or to other pro-

9. *CONFIDENTIAL TREATMENT REQUESTED ducts of which Skydeck's products form a part. Apart from these limitations Scan Coin shall be liable for damage to property on the same conditions as for personal injury.

      Scan Coin shall in no circumstances be liable for loss of production, loss of profit or any other consequential damage and indirect loss.

      To the extent Scan Coin might incur product liability towards any third party as a result of a Product purchased by Skydeck, Skydeck shall indemnify Scan Coin as far as Scan Coin's liability has been limited by the three preceding subparagraphs.

      If a claim for damage as described in this Clause is lodged by a third party against one of the parties, the latter party shall forthwith inform the other party thereof.

      The above limitations in Scan Coin's liability shall not apply where Scan Coin is shown to have been guilty of gross misconduct.

14.   FORCE MAJEURE

14.1 The following circumstances shall be considered as cases of force majeure if they intervene after the formation of this Agreement and impedes its performance: Government laws or regulations, industrial disputes, war, riot, fire or any other causes beyond the control of such party.

      The party wishing to claim force majeure shall notify the other party in writing without delay of the occurrence and cessation thereof.

10.                                     *CONFIDENTIAL TREATMENT REQUESTED

15.   PROJECT GROUP, ETC

15.1 For the continuous supervision of the parties' performance under this Agreement, and with reference to the future improvement and development of the Product, Scan Coin and Skydeck shall form a joint permanent project group, (hereafter called the "Project Group"), consisting of one representative from each party. The Project Group shall meet on a regular basis. Each party shall carry the cost for its own representation in the Project Group. Minutes from the meetings in the Project Group shall be kept and approved by both parties' representatives.

      Within the framework of the Project Group the parties shall discuss Skydeck's possible need for further improvement and development of the Product beyond what is agreed in Clause 6.1. If prepared to implement Skydeck's improvement and development proposals, Scan Coin shall indicate its impact on already agreed requirements, price pursuant to the price model in Attachment 3, delivery terms, warranties and other material conditions. Any improvement or development of the Product, beyond what is agreed in Clause 6.1, discussed in the Project Group shall only be implemented to the extent that the parties have agreed in writing on the terms of such development.

16.   SECRECY

16.1 All information exchanges under this Agreement shall be regarded as confidential and is for the use of the receiving party solely for the purpose of this Agreement. The parties may not use or disclose any such information to a third party without the prior written consent of the furnishing party and shall

11. *CONFIDENTIAL TREATMENT REQUESTED take all reasonable measures to prevent unauthorized use or disclosure of confidential information by their own employees and/or consultants. This secrecy undertaking shall be effective during the term of this Agreement and for a period of five (5) years following its termination.

      Any confidential documentation furnished by one party to the other shall be treated by the other party in relation to customers and service organization in the same way as the other party would treat its own confidential information.

17.   ASSIGNMENT

17.1 Neither party shall have the right to assign his rights or obligations pursuant to this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. Such consent shall not be required in connection with an assignment to a successor entity resulting from a corporate reorganization of either party (including without limitation a reincorporation) under the condition that the transferor in writing guarantees the succeeding entity's obligations according to this Agreement.

18.   DURATION OF THE AGREEMENT

18.1 This Agreement becomes effective on the date first set forth on page 1 above and remains effective until either party terminates this Agreement with six (6) months written notice, provided that such termination shall never become effective before December 31, 1998.

12.                                     *CONFIDENTIAL TREATMENT REQUESTED

19.   PREMATURE TERMINATION

19.1 If either party should commit a material breach of the provisions of this Agreement, the other shall - in case of a breach capable of remedy
      - give written notice requiring such breach to be remedied, and in the event of such breach not being remedied within one (1) month of the date of service of such notice, or in the case of a breach not capable of remedy, have the right to terminate this Agreement forthwith, unless the breach relates to any of the circumstances referred to in Clause 14 (Force Majeure) above. If the grounds of force majeure according to Clause 14 subsist for more than three (3) months the other party shall be entitled to terminate this Agreement forthwith.

      This Agreement may otherwise be terminated immediately upon written notice by

      (1)  any party in the event the notified party becomes insolvent,

      (2) Scan Coin if Skydeck, during any year, orders and takes deliveries of less than 30 percent of the estimated minimum quantities of units of the Product stipulated under Clause 3.4,

      (3) Scan Coin if Skydeck discontinues its business relating to the Product.

      (4) Skydeck if Scan Coin at two (2) consecutive occasions has failed to fulfill confirmed orders to Skydeck within thirty (30) days calculated from committed delivery date,

      (5) Skydeck if Scan Coin's price for the Product, calculated according to the price model in


13.                                     *CONFIDENTIAL TREATMENT REQUESTED

           Attachment 3, any calendar year has increased in SEK with more than 15% or in USD with more than 25%.

      Skydeck is only entitled to terminate the Agreement according to point 5 above after the parties in good faith have concluded negotiations regarding measures to reduce the costs for the Product, a joint production of the Product or part thereof in the United States of America etc.

20.   ARBITRATION AND GOVERNING LAW

20.1 This Agreement presupposes a close and confidential collaboration and the parties intend to try to solve as they arise, such problems as are not envisaged in this Agreement, or may otherwise give rise to a difference of opinion between the parties.

20.2 Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the Rules of the Arbritration Institute of the Stockholm Chamber of Commerce.

      The arbitral tribunal shall be composed of three (3) arbitrators.

      The place of arbitration shall be Malmo, Sweden.

      The language to be used in the arbitral proceedings shall be English.

20.3  This Agreement shall be governed by the law of Sweden.


14.                                     *CONFIDENTIAL TREATMENT REQUESTED

21.   NOTICES

21.1 All notices, reports, payments and communications required by this Agreement by one party to the other shall be addressed to the parties at their respective official addresses as set forth above or to such other addresses notified by either party in writing. All such notices, reports, payments and communications shall be made by personal delivery, or telex, or telecopier, or registered mail, and shall be considered as served the date received, provided however, in the case of registered mail, that it shall be deemed to have been served at the expiration of ten (10) days from the time of being posted and proof that the letter was properly addessed and posted shall be sufficient proof of service.

22.   SEVERABILITY

22.1 If any provision of this Agreement should be or become fully or partly invalid or unenforceable for any reason whatsoever or should violate any applicable law, this Agreement is to be considered divisible as to such provision and such provision is to be deemed deleted from this Agreement, and the remainder of this Agreement shall be valid and binding as if such provision was not included herein. There shall be substituted for any such provision, a suitable provision which, as far as legally possible, comes nearest to what the parties desired or would have desired according to the sense and purpose of this Agreement, had they considered the point when concluding the Agreement.

                             ____________________________


15.                                     *CONFIDENTIAL TREATMENT REQUESTED

      The parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

SCAN COIN AB                      THE SKYDECK CORPORATION


/S/ JACK KARLSSON                 /s/ Jens H. Molbak
-------------------------------   --------------------------------
Jack Karlsson                     Jens H. Molbak


2234L/EE


16.                                     *CONFIDENTIAL TREATMENT REQUESTED

                                                              ATTACHMENT 1
                                                                  93-04-28

                             DEFINITION OF THE "PRODUCT"

    The "Product" in paragraph 2.1 is defined as:

    For PROTOTYPES AND O-SERIES:

    -   [***]

    -   [***]

    For SERIAL PRODUCTION:

    -   [***]

    -   [***]



1.                                     *CONFIDENTIAL TREATMENT REQUESTED

                                                                 ATTACHMENT 2
                                                                     93-04-28

                            PRODUCT COST AND PRODUCT PRICE

    Indicative Product Cost (PC) and Product Price (PP) in SEK, ex works Malmo


--------------------------------------------------------------------------------------------------
                               O-SERIES ([***] UNITS)                    [***] UNITS/YEAR
PARTS DESCRIPTION       PRODUCT COST        PRODUCT PRICE       PRODUCT COST       PRODUCT PRICE
                            SEK                 (SEK)                SEK                (SEK)
--------------------------------------------------------------------------------------------------
[***]                       [***]               [***]               [***]               [***]

[***]                       [***]               [***]               [***]               [***]

[***]                       [***]               [***]               [***]               [***]
--------------------------------------------------------------------------------------------------

The Product Prices in the column for [***] units/year is based on the price model in Attachment 3.

The parts are defined in Attachment 5.

For each part the packing is included in the Product Price.



1.                                     *CONFIDENTIAL TREATMENT REQUESTED

                                                                Attachment 3
                                                                  1993-03-05

1.  PRODUCT COST CALCULATION

    Product cost is defined as follows:

    [***]

    [***]

    Product cost (PC)        = X + Y

    [***].

    [***].

2.  PRODUCT PRICE ([***] UNITS/YEAR)

    Product price (PP) = [***] x PC

3.  SPARE PART PRICES

    Prices according to Scan Coin's standard export price list for subsidiaries.

4. "Net contribution" according to Section 3.4 is to be defined as [***] of Product Price (PP).



1.                                     *CONFIDENTIAL TREATMENT REQUESTED

                                                                  ATTACHMENT 4


                                CONDITIONS OF DELIVERY


1.  GENERAL
    These terms shall apply on every delivery of products from Scan Coin to the purchaser, unless otherwise specifically agreed upon in writing between Scan Coin and the purchaser.

2.  ORDER AND CONFIRMATION OF ORDER
    Scan Coin will confirm an order from the purchaser by written confirmation. Objections against Scan Coin's confirmation of order must be made without delay.

3.  TRADING TERMS
    All trading terms used in orders and/or confirmations of order will be construed in accordance with Incoterms 1990 as amended. If no trade term is specifically agreed upon the delivery shall be Ex Works.

4.  PRODUCT INFORMATION
    Information given by Scan Coin in brochures and otherwise is binding on Scan Coin only when specific reference to such information is made in the confirmation of an order.

5.  DRAWINGS AND TECHNICAL DOCUMENTATION
    Any drawings and technical documents submitted by Scan Coin to the purchaser prior or subsequent to the formation of the contract remain the exclusive property of Scan Coin. They may not, without Scan Coin's prior written approval, be utilized by the purchaser or copied, reproduced, transmitted or otherwise communicated to a third party.


1.                                     *CONFIDENTIAL TREATMENT REQUESTED

6.  PACKING
    The sales price includes packing, sufficient to protect the products under normal conditions.

7.  PART DELIVERY
    Any portion of a confirmed order of the products may be shipped as soon as completed at the plant, and payment for any portion so shipped, shall become due in accordance with the Terms of Payment, provided that the purchaser agrees to receive the part delivery. Scan Coin will pay for any additional shipping and handling charges incurred due to the part delivery.

8.  PENALTY
    If not other agreement has been made, penalty for late delivery (part delivery) shall be paid by Scan Coin at a rate of two (2)% per thirty (30) days delay.

    The penalty shall be calculated on the basis of the price of the products delayed.

    The total sum of penalties for late deliveries shall not exceed five (5)% of the price of the products delayed.

    Should the purchaser according to point 7 chose not to take part delivery no penalty shall be paid by Scan Coin related to the offered part delivery.

    In addition to the above, the purchaser is not entitled to any compensation for damage in case of late delivery.


 2306L/EE


2.                                     *CONFIDENTIAL TREATMENT REQUESTED

                                                                   ATTACHMENT 5
                                                                       93-04-28

TECHNICAL SPECIFICATION OF THE "PRODUCT" AND DEFINITION OF THE RESPONSIBILITY
                     FOR THE FUNCTION OF SOFTWARE/HARDWARE

A. TECHNICAL SPECIFICATION

[***]

The CAM unit to be used in the "Machine" is a [***] with the following modifications:

-   [***]

-   [***]

-   [***]

-   [***]

-   [***]

-   [***]

-   [***]

[***]

Same as [***] but with the [***] replaced by [***].

OUTLET MECHANISM

The [***] shall feed coins from the CAM unit (either [***]) into [***] according to the following arrangement:

-----------------------------------------------------------------------------
 [***]   [***]     [***]     [***]     [***]     [***]     [***]     [***]
-----------------------------------------------------------------------------
 [***]   [***]     [***]     [***]     [***]     [***]     [***]     [***]
-----------------------------------------------------------------------------

[***]




1.                                     *CONFIDENTIAL TREATMENT REQUESTED

                                                                  ATTACHMENT 5
                                                                      93-04-28

B. FUNCTIONAL RESPONSIBILITY FOR HARDWARE/SOFTWARE

SCAN COIN have functional responsibility for the following functions:

To be agreed upon separately

SKYDECK have functional responsibility for the following functions:

To be agreed upon separately


2.                                     *CONFIDENTIAL TREATMENT REQUESTED

                                                                  ATTACHMENT 6
                                                                      93-04-28
                              SPECIFICATION OF R&D COSTS

Referring to the definition of project phases in Attachment 7, the following specification of R&D costs is made:

    -    PROTOTYPE AND O-SERIES
         PHASE I: Prestudy phase:                                    [***]
         PHASE II & III: Design, prototype and testing phases        [***]
         PHASE IV: Manufacturing phase                               [***]
         TOTAL for Phase I - IV                                      [***]

    -    SERIAL PRODUCTION, TOTAL                                    [***]

    -    TOTAL PROJECT COST                                          [***]



                                       *CONFIDENTIAL TREATMENT REQUESTED

                              SKYDECK COIN EXCHANGE UNIT
                    PROJECT TIME SCHEDULE FOR SCAN COIN DELIVERIES
                                                                   Attachment 7

----------------------------------------------------------------------------------------------------------------------
                                           April        May           June         July         August       September
----------------------------------------------------------------------------------------------------------------------
                                           [***]       [***]          [***]        [***]        [***]         [***]
----------------------------------------------------------------------------------------------------------------------
Project start
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Phase II:  Design phase
----------------------------------------------------------------------------------------------------------------------
A.  [***]
----------------------------------------------------------------------------------------------------------------------
[***]
----------------------------------------------------------------------------------------------------------------------
[***]
----------------------------------------------------------------------------------------------------------------------
[***]
----------------------------------------------------------------------------------------------------------------------
[***]
----------------------------------------------------------------------------------------------------------------------
B.  [***]
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Phase III:  Prototype and test phase
----------------------------------------------------------------------------------------------------------------------
Parts ordering
----------------------------------------------------------------------------------------------------------------------
Parts delivery, inspection and modification
----------------------------------------------------------------------------------------------------------------------
Assembly of three prototypes
----------------------------------------------------------------------------------------------------------------------
Scan Coin laboratory tests and modifications
----------------------------------------------------------------------------------------------------------------------
Shipping of two prototypes
----------------------------------------------------------------------------------------------------------------------
Revision of drawings
----------------------------------------------------------------------------------------------------------------------
Skydeck assembly
----------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                            October      November     December      January     February
---------------------------------------------------------------------------------------------------------
                                             [***]        [***]        [***]         [***]        [***]
---------------------------------------------------------------------------------------------------------
Project start
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Phase II:  Design phase
---------------------------------------------------------------------------------------------------------
A.  [***]
---------------------------------------------------------------------------------------------------------
[***]
---------------------------------------------------------------------------------------------------------
[***]
---------------------------------------------------------------------------------------------------------
[***]
---------------------------------------------------------------------------------------------------------
[***]
---------------------------------------------------------------------------------------------------------
B.  [***]
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Phase III:  Prototype and test phase
---------------------------------------------------------------------------------------------------------
Parts ordering
---------------------------------------------------------------------------------------------------------
Parts delivery, inspection and modification
---------------------------------------------------------------------------------------------------------
Assembly of three prototypes
---------------------------------------------------------------------------------------------------------
Scan Coin laboratory tests and modifications
---------------------------------------------------------------------------------------------------------
Shipping of two prototypes
---------------------------------------------------------------------------------------------------------
Revision of drawings
---------------------------------------------------------------------------------------------------------
Skydeck assembly
---------------------------------------------------------------------------------------------------------



1.                                     *CONFIDENTIAL TREATMENT REQUESTED


----------------------------------------------------------------------------------------------------------------------
                                           April        May           June         July         August       September
----------------------------------------------------------------------------------------------------------------------
                                           [***]       [***]          [***]        [***]        [***]         [***]
----------------------------------------------------------------------------------------------------------------------
Skydeck field test
----------------------------------------------------------------------------------------------------------------------
Skydeck decision
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Phase IV:  Manufacturing phase ([***])
----------------------------------------------------------------------------------------------------------------------
Design changes
----------------------------------------------------------------------------------------------------------------------
Parts ordering
----------------------------------------------------------------------------------------------------------------------
Parts delivery and inspection
----------------------------------------------------------------------------------------------------------------------
Assembly
----------------------------------------------------------------------------------------------------------------------
Shipping of batch 1, [***]
----------------------------------------------------------------------------------------------------------------------
Shipping of batch 2, [***]
----------------------------------------------------------------------------------------------------------------------
Shipping of batch 3, [***]
----------------------------------------------------------------------------------------------------------------------
Shipping of batch 4, [***]
----------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                            October      November     December      January     February
---------------------------------------------------------------------------------------------------------
                                             [***]        [***]        [***]         [***]        [***]
---------------------------------------------------------------------------------------------------------
Skydeck field test
---------------------------------------------------------------------------------------------------------
Skydeck decision
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Phase IV:  Manufacturing phase ([***])
---------------------------------------------------------------------------------------------------------
Design changes
---------------------------------------------------------------------------------------------------------
Parts ordering
---------------------------------------------------------------------------------------------------------
Parts delivery and inspection
---------------------------------------------------------------------------------------------------------
Assembly
---------------------------------------------------------------------------------------------------------
Shipping of batch 1, [***]
---------------------------------------------------------------------------------------------------------
Shipping of batch 2, [***]
---------------------------------------------------------------------------------------------------------
Shipping of batch 3, [***]
---------------------------------------------------------------------------------------------------------
Shipping of batch 4, [***]
---------------------------------------------------------------------------------------------------------




2.                                     *CONFIDENTIAL TREATMENT REQUESTED

               FORECAST, PLACEMENT OF PURCHASE ORDERS          ATTACHMENT 8
                                                                   93-04-09


                                        [***]




1.                                     *CONFIDENTIAL TREATMENT REQUESTED

                                AMENDMENT TO AGREEMENT

entered April 30, 1993, with amendments to agreement entered September 1, 1994, by and between Scan Coin AB and Coinstar Inc. ("the Agreement").
                             ____________________________

Scan Coin AB ("Scan Coin") and the Coinstar, Inc. ("Coinstar") have now agreed that the Clauses 2.2, 2.3 and 3.3. in the Agreement shall have the following wording.

2.2 "Machine" shall mean the coin deposit machine (self service) with or without dispensing discount coupons to customers in or in connection with retail establishments. The machine is developed by Coinstar.

2.3   "Territory" shall mean

       (i) United States of America, Canada and Mexico in relation with the Machine with dispensing discount coupons.

       (ii) United States of America in relation with the machine without dispensing discount coupons

3.3 Scan Coin undertakes, not to sell the Products to customers of whom Scan Coin knows that they intend to use the Products

      - within the USA in coin deposit machines (self service), owned or handled by other than Coinstar and where the customer's main target group is retail establishments

      - within Canada and Mexico in coin deposit machines (self services) with dispensing discount coupons to customers in or in connection with retail establishment developed owned or handled by other than Coinstar. This obligation does not restrict Scan Coin to sell the Products as part of Scan Coin's normal product range. However, Scan Coin undertakes in the Territory not to sell without Coinstar's approval, any Scan Coin self service product together with the improvements and developments according to Clause 6.1,

1. *CONFIDENTIAL TREATMENT REQUESTED excluding the [***], which compete with the machine. Such approval shall not be unreasonably withheld.

                             ____________________________

Clause 20.2 in the Agreement regarding Arbitration is applicable on this amendment to the Agreement. Except for the Clauses 2.2, 2.3 and 3.3 all other contractual obligations in the Agreement are unchanged.

                             ____________________________

In witness whereof, the parities have executed this amendment to the Agreement in duplicate, each party taking one copy, the last day and year written below.


Date  15 February 1995        Date  15 February 1995


SCAN COIN AB                  COINSTAR, INC.

/s/ Jack Karlsson             /s/ Jens H. Molbak
----------------------------  -----------------------------------
Jack Karlsson                 Jens H. Molbak




2.                                     *CONFIDENTIAL TREATMENT REQUESTED

                                AMENDMENT TO AGREEMENT

entered April 30, 1993, by and between San Coin AB and the Skydeck Corporation ("the Agreement").
                             ____________________________

The Skydeck Corporation has after the entering of the Agreement changed its business name and is now carrying out its business under the name Coinstar, Inc. at the address 13231 S.E. 36th Street, Suite 200, Bellevue, WA 98006.

Scan Coin AB ("Scan Coin") and the Coinstar, Inc. ("Coinstar") have now agreed that the minimum delivery quantities and the duration of the Agreement shall be modified and that the Clauses 3.4 and 18.1 in the Agreement therefore shall have the following wording.

3.4 Coinstar has estimated to order and take deliveries of the following minimum quantities of units of the Product during the term of the Agreement.

               Year                  Units of the Product
               ----                  --------------------
               1993                     [***]     (already completed)
               1994                     [***]     (already ordered)
               1995                     [***]
               1996                     [***]
               1997                     [***]
               1998                     [***]
               1999-01-01--1999-06-30   [***]
                                        -----
               TOTAL                    [***]

      Should actual orders and deliveries of units of the Product for one year exceed estimated minimum quantities such excess units of the Product shall be credited Coinstar against the following year's minimum quantity. Any delayed delivery from Scan Coin shall adjust the timing of the said minimum quantities accordingly.

1.                                     *CONFIDENTIAL TREATMENT REQUESTED

      Should Coinstar not order and take deliveries according to above mentioned estimated minimum quantities of units of the Product, Coinstar's exclusivity granted in Clauses 3.1 and 3.3 is terminated without notice and Scan Coin is free to sell the Product to any other third party irrespectively of the customer's use of the Product.

      Coinstar is entitled to retain its exclusivity according to Clauses 3.1 and 3.3 by compensating Scan Coin for the loss of its net contribution as defined in Attachment 3, calculated on the difference in said estimated quantities and actual delivered quantity of the Product for the calendar year (and for 1999 its first 6 months). Such compensation to Scan Coin shall be paid by Coinstar on March 1 at the latest, following the year under which the minimum quantity has not been met.


18.   DURATION OF THE AGREEMENT

18.1 This Agreement becomes effective on the date first set forth on page 1 above and remains effective until either party terminates this Agreement with six (6) months written notice, provided that such termination shall never become effective before June 30, 1999.

                             ____________________________

Clause 20.2 in the Agreement regarding Arbitration is applicable on this amendment to the Agreement. Except for the Clauses 3.4 and 18.1 all other contractual obligations in the Agreement are unchanged.

                             ____________________________

In witness whereof, the parties have executed this amendment to the Agreement in duplicate, each party taking one copy, the last day and year written below.

Date  10 August 1994          Date  1 September 1994

SCAN COIN AB                  COINSTAR, INC.


/s/ Jack Karlsson             /s/ Jens H. Molbak
---------------------------   ---------------------------------
Jack Karlsson                 Jens H. Molbak



2.                                     *CONFIDENTIAL TREATMENT REQUESTED